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                                                                  EXHIBIT 23.03




                  CONSENT TO LEGAL COUNSEL TO THE REGISTRANT


     We consent to the incorporation by reference in the registration statement of Surety Capital Corporation on Form S-1 of our opinion dated January 26, 1996 and also consent to the reference to our firm under the caption "Legal Opinion".



/s/ SECORE & WALLER, L.L.P.
-------------------------------

SECORE & WALLER, L.L.P.

Dallas, Texas
January 26, 1996